Align Technology Announces Third Quarter 2014 Results

SAN JOSE, CA -- (Marketwired - October 23, 2014) - Align Technology, Inc. (NASDAQ: ALGN)

  Revenues of $189.9 million, up 15.4% year-over-year
  Clear Aligner revenues up 16.0% and Scanner and Services revenues up 7.1% year-over-year
  Operating margin of 27.1%, compared to 25.2% in Q3 a year-ago
  Earnings per diluted share (EPS) of $0.47, compared to $0.42 in Q3 a year-ago

Align Technology, Inc. (NASDAQ: ALGN) today reported financial results for the third quarter ended September 30, 2014.

Total revenues for the third quarter of 2014 (Q3'14) were $189.9 million, a 15.4% increase year-over-year from $164.5 million for the third quarter of 2013 (Q3'13). Clear aligner case shipments in Q3'14 were 119.6 thousand, an 11.9% increase year-over-year from 106.9 thousand for Q3'13. Net profit for Q3'14 was $38.2 million, or $0.47 per diluted share, versus $34.5 million, or $0.42 per diluted share for Q3'13.

"I am pleased to report solid third quarter results with year-over-year growth driven by higher Invisalign volume across all customer channels and geographies, especially from International doctors. Third quarter results also reflect continued growth in the number of teenagers starting orthodontic treatment with Invisalign during the summer season," said Thomas M. Prescott, Align president and CEO. "As a result of solid revenue growth, better than expected gross margin and management of operating expenses, EPS was $0.03 above the high-end range of our outlook."

Summary Financial Comparisons
(In millions except for shipments and per share amounts)
                            Q3'14     Q2'14     Q3'13      Q/Q        Y/Y
------------------------- --------- --------- --------- --------   --------
           GAAP
------------------------- --------- --------- --------- --------   --------
Clear Aligner Shipments     119,615   119,300   106,900     +0.3%     +11.9%
Net Revenues              $   189.9 $   192.5 $   164.5     (1.4)%    +15.4%
  Clear Aligner           $   178.1 $   179.7 $   153.6     (0.9)%    +16.0%
  Scanner and Services    $    11.7 $    12.8 $    11.0     (8.3)%     +7.1%
Net Profit                $    38.2 $    35.6 $    34.5     +7.4%     +10.7%
Earnings Per Share        $    0.47 $    0.43 $    0.42   +$0.04     +$0.05
Note: Changes and percentages are based on actual values and may effect totals due to rounding

As of September 30, 2014, Align had $561.5 million in cash, cash equivalents and short-term and long-term marketable securities compared to $472.0 million as of December 31, 2013. During Q3'14, the Company repurchased 500,000 shares of stock, including 364,000 shares related to the completion of the Company's previously announced $70 million accelerated stock repurchase (ASR) and 136,000 shares amounting to $7.4 million in open market repurchases. The repurchases are part of Align's three-year, $300 million stock repurchase program announced on April 23, 2014, with $100 million of that amount authorized to be purchased through April 2015. Year-to-date, the Company repurchased 1.5 million shares for $77.4 million. The Company anticipates repurchasing the remaining $22.6 million of the first $100 million of the authorization over the next six months.

Q4 Fiscal 2014 Business Outlook
For the fourth quarter of 2014 (Q4'14), Align provides the following guidance:

  Clear aligner case shipments in a range of 125.1 thousand to 127.6 thousand, which reflects a year-over-year increase of 12.6% to 14.8%.
  Net revenues in a range of $194.9 million to $199.1 million, which reflects a year-over-year increase of 9.3% to 11.7%.
  Diluted EPS in a range of $0.47 to $0.50.

Align Web Cast and Conference Call
Align Technology will host a conference call today, October 23, 2014 at 4:30 p.m. ET, 1:30 p.m. PT, to review its third quarter 2014 results, discuss future operating trends and the business outlook. The conference call will also be web cast live via the Internet. To access the web cast, go to the "Events & Presentations" section under Company Information on Align's Investor Relations web site at http://investor.aligntech.com. To access the conference call, please dial 201-689-8261 approximately fifteen minutes prior to the start of the call. An archived audio web cast will be available beginning approximately one hour after the call's conclusion and will remain available for approximately 12 months. Additionally, a telephonic replay of the call can be accessed by dialing 877-660-6853 with conference number 13591983 followed by #. For international callers, please dial 201-612-7415 and use the same conference number referenced above. The telephonic replay will be available through 5:30 p.m. ET on October 30, 2014.

About Align Technology, Inc.
Align Technology is the leader in modern clear aligner orthodontics that designs, manufactures and markets the Invisalign® system, which provides dental professionals with a range of treatment options for adults and teenagers. Align also offers the iTero 3D digital scanning system and services for orthodontic and restorative dentistry. Align was founded in March 1997 and received FDA clearance to market the Invisalign system in 1998. Visit www.aligntech.com for more information.

For additional information about the Invisalign system or to find an Invisalign provider in your area, please visit www.invisalign.com. For additional information about the iTero 3D digital scanning system, please visit www.itero.com.

About Non-GAAP Financial Measures
While there are no non-GAAP adjustments to the three months ended September 30, 2014, we may use from time to time the following non-GAAP financial measures to supplement our consolidated financial statements: non-GAAP net profit and non-GAAP earnings per share, which exclude, as applicable, impairment of goodwill, impairment of long-lived assets, and any related income tax adjustments. The presentation of this financial information is not intended to be considered in isolation, or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our "core operating performance." Management believes that "core operating performance" represents Align's performance in the ordinary, on-going and customary course of its operations. Accordingly, management excludes from "core operating performance" certain expenditures and other items that may not be indicative of our operating performance including discrete cash and non-cash charges that are infrequent, or one-time in nature. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate management's internal evaluation of period-to-period comparisons. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making, and (2) they are provided to and used by our institutional investors and the analyst community to facilitate comparisons with prior and subsequent reporting periods. A reconciliation of the GAAP and non-GAAP financial measures for the nine months ended September 30, 2013 and a more detailed explanation of each non-GAAP financial measure and its uses are provided in the footnotes to the table captioned "Reconciliation of GAAP to non-GAAP Key Financial Metrics" included at the end of this release.

Forward-Looking Statement
This news release, including the tables below, contains forward-looking statements, including statements regarding certain business metrics for the fourth quarter of 2014, including, but not limited to, anticipated net revenues, gross margin, operating expenses, operating profit, diluted earnings per share, case shipments, additional common stock repurchases and cash, cash equivalents and short-term and long-term investments. Forward-looking statements contained in this news release and the tables below relating to expectations about future events or results are based upon information available to Align as of the date hereof. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. As a result, actual results may differ materially and adversely from those expressed in any forward-looking statement. Factors that might cause such a difference include, but are not limited to, difficulties predicting customer and consumer purchasing behavior, the willingness and ability of our customers to maintain and/or increase product utilization in sufficient numbers, the possibility that the development and release of new products does not proceed in accordance with the anticipated timeline, the possibility that the market for the sale of these new products may not develop as expected, the risks relating to Align's ability to sustain or increase profitability or revenue growth in future periods while controlling expenses, growth related risks, including capacity constraints and pressure on our internal systems and personnel, our ability to successfully achieve the anticipated benefits from the scanner and services business, continued customer demand for our existing and new products, changes in consumer spending habits as a result of, among other things, prevailing economic conditions, levels of employment, salaries and wages and consumer confidence, the timing of case submissions from our doctors within a quarter, acceptance of our products by consumers and dental professionals, foreign operational, political and other risks relating to Align's international manufacturing operations, Align's ability to protect its intellectual property rights, continued compliance with regulatory requirements, competition from existing and new competitors, Align's ability to develop and successfully introduce new products and product enhancements and the loss of key personnel. These and other risks are detailed from time to time in Align's periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the Securities and Exchange Commission on February 28, 2014. Align undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

ALIGN TECHNOLOGY, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

                       Three Months Ended            Nine Months Ended
                  ---------------------------- ----------------------------
                  September 30,  September 30, September 30,  September 30,
                       2014           2013          2014           2013
                  -------------  ------------- -------------  -------------

Net revenues      $     189,876  $     164,506 $     563,053  $     481,914

Cost of revenues         44,822         39,416       135,272        120,284
                  -------------  ------------- -------------  -------------

Gross profit            145,054        125,090       427,781        361,630
                  -------------  ------------- -------------  -------------

Operating
 expenses:
  Sales and
   marketing             52,368         45,224       161,642        135,352
  General and
   administrative        28,285         27,487        84,533         84,862
  Research and
   development           12,854         10,915        39,523         33,113
  Impairment of
   goodwill                   -              -             -         40,693
  Impairment of
   long-lived
   assets                     -              -             -         26,320
                  -------------  ------------- -------------  -------------
Total operating
 expenses                93,507         83,626       285,698        320,340

Operating profit         51,547         41,464       142,083         41,290

Interest and
 other income
 (expense), net          (1,999)           449        (1,491)          (874)
                  -------------  ------------- -------------  -------------

Profit before
 income taxes            49,548         41,913       140,592         40,416

Provision for
 income taxes            11,301          7,376        34,301         18,542
                  -------------  ------------- -------------  -------------

Net profit        $      38,247  $      34,537 $     106,291  $      21,874
                  =============  ============= =============  =============

Net profit per
 share
  - basic         $        0.47  $        0.43 $        1.31  $        0.27
                  =============  ============= =============  =============
  - diluted       $        0.47  $        0.42 $        1.29  $        0.26
                  =============  ============= =============  =============

Shares used in
 computing net
 profit per share
  - basic                80,629         79,967        80,924         80,592
                  =============  ============= =============  =============
  - diluted              82,014         81,848        82,443         82,549
                  =============  ============= =============  =============

ALIGN TECHNOLOGY, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

                                        September 30,       December 31,
                                             2014                2013
                                     ------------------- -------------------
               ASSETS

Current assets:
  Cash and cash equivalents          $           180,676 $           242,953
  Marketable securities, short-term              244,820             127,040
  Accounts receivable, net                       130,047             113,250
  Inventories                                     15,983              13,968
  Prepaid expenses and other current
   assets                                         44,146              47,465
                                     ------------------- -------------------
    Total current assets                         615,672             544,676

Marketable securities, long-term                 136,017             101,978
Property, plant and equipment, net                86,447              75,743
Goodwill and intangible assets, net               82,926              85,362
Deferred tax assets                               19,714              15,766
Other assets                                       7,513               8,622
                                     ------------------- -------------------

    Total assets                     $           948,289 $           832,147
                                     =================== ===================

     LIABILITIES AND STOCKHOLDERS'
                EQUITY

Current liabilities:
  Accounts payable                   $            24,517 $            17,718
  Accrued liabilities                             86,600              80,345
  Deferred revenues                               87,443              77,275
                                     ------------------- -------------------
    Total current liabilities                    198,560             175,338

Other long term liabilities                       27,273              22,839
                                     ------------------- -------------------

    Total liabilities                            225,833             198,177

Total stockholders' equity                       722,456             633,970
                                     ------------------- -------------------

  Total liabilities and
   stockholders' equity              $           948,289 $           832,147
                                     =================== ===================

ALIGN TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP KEY FINANCIAL METRICS

Reconciliation of GAAP to Non-GAAP Operating Expenses
(in thousands)

                                             Nine Months Ended
                                -------------------------------------------
                                  September 30, 2014    September 30, 2013
                                --------------------- ---------------------

GAAP Operating expenses         $             285,698 $             320,340
  Impairment of goodwill (1)                        -               (40,693)
  Impairment of long-lived
   assets (2)                                       -               (26,320)
                                --------------------- ---------------------
Non-GAAP Operating expenses     $             285,698 $             253,327
                                ===================== =====================

Reconciliation of GAAP to Non-GAAP Operating Profit
(in thousands)
                                              Nine Months Ended
                                -------------------------------------------
                                  September 30, 2014    September 30, 2013
                                --------------------- ---------------------

GAAP Operating profit           $             142,083 $              41,290
  Impairment of goodwill (1)                        -                40,693
  Impairment of long-lived
   assets (2)                                       -                26,320
                                --------------------- ---------------------
Non-GAAP Operating profit       $             142,083 $             108,303
                                ===================== =====================

Reconciliation of GAAP to Non-GAAP Net Profit
(in thousands, except per share amounts)
                                              Nine Months Ended
                                -------------------------------------------
                                  September 30, 2014    September 30, 2013
                                --------------------- ---------------------

GAAP Net profit                 $             106,291 $              21,874
  Impairment of goodwill (1)                        -                40,693
  Impairment of long-lived
   assets (2)                                       -                26,320
  Income tax-related
   adjustments (3)                                  -                (3,788)
                                --------------------- ---------------------
Non-GAAP Net profit             $             106,291 $              85,099
                                ===================== =====================

Diluted Net profit per share:
    GAAP                        $                1.29 $                0.26
                                ===================== =====================
    Non-GAAP                    $                1.29 $                1.03
                                ===================== =====================

Shares used in computing
 diluted GAAP Net profit (loss)
 per share                                     82,443                82,549
                                ===================== =====================
Shares used in computing
 diluted Non-GAAP Net profit
 per share                                     82,443                82,549
                                ===================== =====================

Notes:

There were no Non-GAAP adjustments for the three months ended September 30, 2014 or 2013.

(1) Impairment of goodwill. These costs represent non-cash write-downs of our goodwill generally related to negative trends in market and economic conditions, termination of relationships with distributors, or the increase in competitive environment related to our Scanner and Services reporting unit. We remove the impact of these charges to our operating performance to assist in assessing our ability to generate cash from operations. We believe this may be useful information to users of our financial statements; therefore, we have excluded these charges for purposes of calculating these non-GAAP measures to facilitate an evaluation of our current operating performance, particularly in terms of liquidity.

(2) Impairment of long-lived assets. These costs represent non-cash write-downs of our long-lived assets generally related to the increase in competitive environment related to our Scanner and Services reporting unit. As a result of these conditions, we have assessed that our asset group within the reporting unit was not recoverable and, therefore, recorded an impairment charge. We remove the impact of these charges to our operating performance to assist in assessing our ability to generate cash from operations. We believe this may be useful information to users of our financial statements; therefore, we have excluded these charges for purposes of calculating these non-GAAP measures to facilitate an evaluation of our current operating performance, particularly in terms of liquidity.

(3) Income tax-related adjustments. Non-GAAP financial information for the quarter is adjusted for a tax rate equal to our annual estimated tax rate on non-GAAP income. This rate is based on our estimated annual GAAP income tax rate forecast, adjusted to account for discrete tax items and items excluded from GAAP income in calculating the non-GAAP financial measures presented above. Our estimated tax rate on non-GAAP income is determined annually and may be re-calculated during the year to take into account events or trends that we believe materially impact the estimated annual rate.

ALIGN TECHNOLOGY, INC.
Q3 2014 FINANCIAL AND BUSINESS METRICS
(in thousands except utilization and doctors trained)

                                       Q1        Q2        Q3        Q4
                                      2013      2013      2013      2013
Invisalign Clear Aligner Net
 Revenues by Geography:
  North America                     $ 97,045  $102,217  $103,888  $105,059
  International                       31,818    40,320    38,983    50,595
  Non-case*                           12,709    10,766    10,679    10,570
                                    --------  --------  --------  --------
    Total Clear Aligner Net
     Revenues                       $141,572  $153,303  $153,550  $166,224
                                    ========  ========  ========  ========
      YoY % growth                      14.8%     14.7%     21.2%     25.1%
      QoQ % growth                       6.6%      8.3%      0.2%      8.3%
  *includes Invisalign training,
   ancillary products, and
   retainers

Invisalign Clear Aligner Net
 Revenues by Product:
  Invisalign Full Products          $112,780  $123,379  $125,169  $136,179
  Invisalign Express Products         16,083    19,158    17,702    19,475
  Non-case*                           12,709    10,766    10,679    10,570
                                    --------  --------  --------  --------
    Total Clear Aligner Net
     Revenues                       $141,572  $153,303  $153,550  $166,224
                                    ========  ========  ========  ========

Average Invisalign Selling Price
 (ASP):
  Worldwide ASP (1)                 $  1,315  $  1,345  $  1,335  $  1,400
  Worldwide ASP, adjusted (2)       $  1,340  $  1,355  $  1,335  $  1,400
  International ASP                 $  1,355  $  1,480  $  1,455  $  1,630
  (1) Invisalign case net revenues
   / Invisalign case shipments
  (2) Adjusted for one-time
   adjustments (eg. Q1'13 and Q2'13
   grandfathered mid-course
   correction deferrals)

Invisalign Clear Aligner Cases
 Shipped by Geography:
  North America                       74,730    78,865    80,130    80,120
  International                       23,445    27,270    26,770    31,010
                                    --------  --------  --------  --------
    Total Cases Shipped               98,175   106,135   106,900   111,130
                                    ========  ========  ========  ========

Invisalign Clear Aligner Cases
 Shipped by Product:
  Invisalign Full Products            79,235    84,850    87,670    91,605
  Invisalign Express Products         18,940    21,285    19,230    19,525
                                    --------  --------  --------  --------
    Total Cases Shipped               98,175   106,135   106,900   111,130
                                    ========  ========  ========  ========

Number of Invisalign Doctors Cases
 Shipped To:
  North America                       17,280    18,070    18,140    18,495
  International                        5,840     6,355     6,510     6,925
                                    --------  --------  --------  --------
    Total Doctors Cases Shipped To    23,120    24,425    24,650    25,420
                                    ========  ========  ========  ========

Invisalign Doctor Utilization
 Rates*:
  North America                          4.3       4.4       4.4       4.3
  North American Orthodontists           8.0       8.0       8.4       8.0
  North American GP Dentists             2.9       3.0       2.9       3.0
  International                          4.0       4.3       4.1       4.5
                                    --------  --------  --------  --------
    Total Utilization Rates              4.3       4.4       4.3       4.4
                                    ========  ========  ========  ========
  * # of cases shipped/# of doctors
   to whom cases were shipped

Number of Invisalign Doctors
 Trained:
  North America                          755     1,130       795     1,460
  International                          970     1,020       875     1,060
                                    --------  --------  --------  --------
      Total Doctors Trained
       Worldwide                       1,725     2,150     1,670     2,520
                                    ========  ========  ========  ========
      Total to Date Worldwide         78,220    80,370    82,040    84,560
                                    ========  ========  ========  ========

Scanner and Services Net Revenues:
  North America Scanner and
   Services                         $ 11,952  $ 10,454  $ 10,875  $ 11,980
  International Scanner and
   Services                               56        71        81        88
                                    --------  --------  --------  --------
    Total Scanner and Net Revenues  $ 12,008  $ 10,525  $ 10,956  $ 12,068
                                    ========  ========  ========  ========

Total Net Revenues by Geography:
  Total North America Net Revenues  $108,997  $112,671  $114,763  $117,039
  Total International Net Revenues    31,874    40,391    39,064    50,683
  Total Non-case Net Revenues         12,709    10,766    10,679    10,570
                                    --------  --------  --------  --------
    Total Worldwide Net Revenues    $153,580  $163,828  $164,506  $178,292
                                    ========  ========  ========  ========
      YoY % growth                      13.7%     12.5%     20.5%     24.8%
      QoQ % growth                       7.5%      6.7%      0.4%      8.4%

Stock-based Compensation (SBC)
  SBC included in Gross Profit      $    600  $    600  $    700  $    700
  SBC included in Operating
   Expenses                            5,800     6,700     6,900     4,500
                                    --------  --------  --------  --------
    Total SBC Expense               $  6,400  $  7,300  $  7,600  $  5,200
                                    ========  ========  ========  ========

                                   ----------
                                     FISCAL      Q1        Q2         Q3
                                      2013      2014      2014       2014
Invisalign Clear Aligner Net
 Revenues by Geography:
  North America                    $ 408,209  $107,910  $111,648   $113,349
  International                      161,716    49,848    55,988     53,439
  Non-case*                           44,724    10,481    12,099     11,350
                                   ---------  --------  --------   --------
    Total Clear Aligner Net
     Revenues                      $ 614,649  $168,239  $179,735   $178,138
                                   =========  ========  ========   ========
      YoY % growth                      19.0%     18.8%     17.2%      16.0%
      QoQ % growth                                 1.2%      6.8%      -0.9%
  *includes Invisalign training,
   ancillary products, and
   retainers

Invisalign Clear Aligner Net
 Revenues by Product:
  Invisalign Full Products         $ 497,507  $138,133  $147,158   $147,583
  Invisalign Express Products         72,418    19,625    20,478   $ 19,205
  Non-case*                           44,724    10,481    12,099     11,350
                                   ---------  --------  --------   --------
    Total Clear Aligner Net
     Revenues                      $ 614,649  $168,239  $179,735   $178,138
                                   =========  ========  ========   ========

Average Invisalign Selling Price
 (ASP):
  Worldwide ASP (1)                $   1,350  $  1,405  $  1,405   $  1,395
  Worldwide ASP, adjusted (2)      $   1,360  $  1,405  $  1,405   $  1,395
  International ASP                $   1,490  $  1,620  $  1,625   $  1,560
  (1) Invisalign case net revenues
   / Invisalign case shipments
  (2) Adjusted for one-time
   adjustments (eg. Q1'13 and Q2'13
   grandfathered mid-course
   correction deferrals)

Invisalign Clear Aligner Cases
 Shipped by Geography:
  North America                      313,845    81,420    84,850     85,405
  International                      108,495    30,760    34,450     34,210
                                   ---------  --------  --------   --------
    Total Cases Shipped              422,340   112,180   119,300    119,615
                                   =========  ========  ========   ========

Invisalign Clear Aligner Cases
 Shipped by Product:
  Invisalign Full Products           343,360    92,335    98,565     99,385
  Invisalign Express Products         78,980    19,845    20,735     20,230
                                   ---------  --------  --------   --------
    Total Cases Shipped              422,340   112,180   119,300    119,615
                                   =========  ========  ========   ========

Number of Invisalign Doctors Cases
 Shipped To:
  North America                       27,330    19,015    19,505     19,550
  International                       10,800     7,185     7,685      7,950
                                   ---------  --------  --------   --------
    Total Doctors Cases Shipped To    38,130    26,200    27,190     27,500
                                   =========  ========  ========   ========

Invisalign Doctor Utilization
 Rates*:
  North America                         11.5       4.3       4.4        4.4
  North American Orthodontists          26.4       8.1       8.4        8.8
  North American GP Dentists             7.3       2.9       2.9        2.8
  International                         10.0       4.3       4.5        4.3
                                   ---------  --------  --------   --------
    Total Utilization Rates             11.1       4.3       4.4        4.4
                                   =========  ========  ========   ========
  * # of cases shipped/# of doctors
   to whom cases were shipped

Number of Invisalign Doctors
 Trained:
  North America                        4,140       700     1,150  #   1,125
  International                        3,925      1255     1,380      1,400
                                   ---------  --------  --------   --------
      Total Doctors Trained
       Worldwide                       8,065     1,955     2,530      2,525
                                   =========  ========  ========   ========
      Total to Date Worldwide         84,560    86,515    89,045     91,570
                                   =========  ========  ========   ========

Scanner and Services Net Revenues:
  North America Scanner and
   Services                        $  45,261  $ 12,313  $ 12,698   $ 11,579
  International Scanner and
   Services                              296        94        98        159
                                   ---------  --------  --------   --------
    Total Scanner and Net Revenues $  45,557  $ 12,407  $ 12,796   $ 11,738
                                   =========  ========  ========   ========

Total Net Revenues by Geography:
  Total North America Net Revenues $ 453,470  $120,223  $124,346   $124,928
  Total International Net Revenues   162,012    49,942    56,086     53,598
  Total Non-case Net Revenues         44,724    10,481    12,099     11,350
                                   ---------  --------  --------   --------
    Total Worldwide Net Revenues   $ 660,206  $180,646  $192,531   $189,876
                                   =========  ========  ========   ========
      YoY % growth                      17.9%     17.6%     17.5%      15.4%
      QoQ % growth                                 1.3%      6.6%      -1.4%

Stock-based Compensation (SBC)
  SBC included in Gross Profit     $   2,600  $    800  $    940   $    865
  SBC included in Operating
   Expenses                           23,900     8,300     9,370      9,045
                                   ---------  --------  --------   --------
    Total SBC Expense              $  26,500  $  9,100  $ 10,310   $  9,910
                                   =========  ========  ========   ========

                                   ----------

Note: Historical public data may differ due to rounding. Additionally, rounding may effect totals.

ALIGN TECHNOLOGY, INC.
BUSINESS OUTLOOK SUMMARY
(unaudited)

The outlook figures provided below and elsewhere in this press release are approximate in nature since Align's business outlook is difficult to predict. Align's future performance involves numerous risks and uncertainties and the company's results could differ materially from the outlook provided. Some of the factors that could affect Align's future financial performance and business outlook are set forth under "Forward Looking Information" above in this press release.

Financial Outlook
(in millions, except per share amounts and
 percentages)

                                                         Q4'14 Guidance
                                                   -------------------------

                                                              GAAP
                                                   -------------------------

Net Revenues                                            $194.9 - $199.1

Gross Margin                                             74.2% - 74.6%

Operating Expenses                                       $94.7 - $95.5

Operating Margin                                         25.6% - 26.6%

Net Income per Diluted Share                             $0.47 - $0.50

Business Metrics:                                            Q4'14
                                                   -------------------------

Case Shipments                                          125.1K - 127.6K
Cash, Cash Equivalents, and Marketable Securities        $580M - $590M
Capital Expenditure                                     $20.0M - $25.0M
Depreciation & Amortization                              $4.5M - $5.0M
Diluted Shares Outstanding                                   81.9M
Stock Based Compensation Expense                             $11.1M
Tax Rate                                                     23.0%

Investor Relations Contact
Shirley Stacy
Align Technology, Inc.
(408) 470-1150
sstacy@aligntech.com

Press Contact
Shannon Mangum Henderson
Ethos Communication, Inc.
(678) 261-7803
align@ethoscommunication.com